CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOK Financial 401(k) Plan

We consent to the incorporation by reference in the Registration Statements outlined below pertaining to the BOK Financial 401(k) Plan of our report dated June 28, 2010, with respect to the financial statements and schedule of the BOK Financial 401(k) Plan appearing on this Form 11-K for the year ended December 31, 2009.

•	Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement.
•	Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.
•	Registration Statement (Form S-8, No. 33-79834) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1994 Stock Option Plan.
•	Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1997 Special Stock Option Plan.
•	Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2000 Special Stock Option Plan.
•	Registration Statement (Form S-8, No. 33-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Thrift Plan for Hourly Employees.
•	Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Special Stock Option Plan.
•	Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.
•	Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.
•	Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.
•	Registration Statement (Form S-8, No. 33-158846) pertaining to securities to be offered to employees in employee benefit plans.

\s\ HOGANTAYLOR LLP

Tulsa, Oklahoma
June 28, 2010